UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2014

Summit Midstream Partners, LP
(Exact name of registrant as specified in its charter)

Delaware	001-35666	45-5200503
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2100 McKinney Avenue
Suite 1250
Dallas, Texas 75201
(Address of principal executive offices) (Zip Code)

Registrants’ telephone number, including area code: (214) 242-1955

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
This Current Report on Form 8-K/A amends and supplements the Current Report on Form 8-K of Summit Midstream Partners, LP (the “Partnership”), dated March 18, 2014 and filed with the Securities and Exchange Commission on March 21, 2014 (the “Initial Form 8-K”), which reported under Item 2.01 that the Partnership acquired all of the outstanding membership interests in Red Rock Gathering Company, LLC ("Red Rock Gathering") from Summit Midstream Partners Holdings, LLC. This amendment is filed to provide the financial statements of Red Rock Gathering and the pro forma financial information of the Partnership for such transaction as required by Item 9.01. Except as set forth below, all Items of the Initial Form 8-K are unchanged.
Item 9.01 Financial Statements and Exhibits.
(a) Financial statements of businesses acquired.
The audited consolidated balance sheet of Red Rock Gathering as of December 31, 2013 and the related consolidated statements of operations, membership interests and cash flows for the year ended December 31, 2013, and the related notes to the consolidated financial statements, are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated by reference herein.
(b) Pro forma financial information.
The unaudited pro forma condensed combined balance sheet of the Partnership as of December 31, 2013 and the unaudited pro forma condensed combined statements of income of the Partnership for the years ended December 31, 2013 and 2012, each showing the pro forma effect of the Red Rock Drop Down and certain other related transactions, are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated by reference herein.
(d) Exhibits.

Exhibit Number	Description
23.1	Consent of Deloitte & Touche LLP
99.1	Red Rock Gathering Company, LLC Consolidated Financial Statements as of December 31, 2013 and for the year ended December 31, 2013
99.2	Summit Midstream Partners, LP Unaudited Pro Forma Condensed Combined Financial Information as of December 31, 2013 and for the years ended December 31, 2013 and 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Summit Midstream Partners, LP
(Registrant)

	By:	Summit Midstream GP, LLC (its general partner)

Date: April 16, 2014	/s/ Matthew S. Harrison
Matthew S. Harrison, Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of Deloitte & Touche LLP
99.1	Red Rock Gathering Company, LLC Consolidated Financial Statements as of December 31, 2013 and for the year ended December 31, 2013
99.2	Summit Midstream Partners, LP Unaudited Pro Forma Condensed Combined Financial Information as of December 31, 2013 and for the years ended December 31, 2013 and 2012

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